SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  December 5, 2001
                                                          ----------------

                       MURDOCK COMMUNICATIONS CORPORATION
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      Iowa
                   -------------------------------------------
                 (State or other jurisdiction or incorporation)

                 000-21463                            42-1339746
         ------------------------          -------------------------------
         (Commission File Number)           (I.R.S. Employer I.D. Number)


              P.O. Box 412
              Marion,  Iowa                           52302-0412
         -----------------------            ------------------------------
         (Address of Principal                        (Zip Code)
           Executive Offices)

                                  319-447-5700
              -----------------------------------------------------
              (Registrant's telephone number; including area code)

Item  5.  Other  Events.
-----------------------

     On December 5, 2001, Murdock Communications Corporation (the "Company") issued a press release to announce the termination of its Agreement and Plan of Reorganization with Informed Care, Inc., a privately owned Florida corporation, and Hometown Info, Inc. d/b/a Grocery Shopping Network, a privately owned Minnesota corporation. A copy of the Company's press release dated December 5, 2001 is filed as an exhibit to this report and is incorporated by reference herein.

Item  7.  Financial  Statements  and  Exhibits.
----------------------------------------------

     (a)  Financial  statements  of  business  acquired.

          Not  applicable.

     (b)  Pro  forma  financial  information.

          Not  applicable.

     (c)  Exhibits

          2.1- Consensual Termination of Agreement and Plan of Reorganization, dated as of November 27, 2001, among Murdock Communications Corporation, Informed Care, Inc. and Hometown Info, Inc.

          20.1-  Press  Release  dated  December  5,  2001.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Murdock Communications Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MURDOCK  COMMUNICATIONS  CORPORATION
Date:  December  5,  2001
                                       BY   /s/  Wayne  Wright
                                         ------------------------
                                           Wayne Wright,
                                           Interim Principal
                                           Accounting Officer

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